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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                     DECEMBER 22, 2003 (DECEMBER 19, 2003)

                         COMMISSION FILE NUMBER 0-25356

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                                   P-COM, INC.
             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                                        77-0289371
(State or Other Jurisdiction of             (I.R.S. Employer Identification No.)
Incorporation or Organization)

                          3175 S. WINCHESTER BOULEVARD
                               CAMPBELL, CA 95008
                                 (408) 866-3666

       (Address, Including Zip Code, and Telephone Number, Including Area
               Code, of Registrant's Principal Executive Offices)

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Item 5. Other Events and Regulation FD Disclosure.

On December 19, 2003, P-Com, Inc. issued a press release announcing that it had raised approximately $2.8 million through the issuance of additional Series C Convertible Preferred Stock and Warrants. Additionally, P-Com announced the elimination of $3 million in debt acquired in connection with the acquisition of the Wave Wireless Networking division of SPEEDCOM Wireless Corporation. P-Com exchanged $2 million of the debt for $2 million in Series D Convertible Preferred Stock of P-Com and retired the remaining $1 million in debt with a payment of $750,000. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.

Item 7. Financial Statements and Exhibits.

(c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

    Exhibit 3.1 Certificate of Designation, Preferences and Rights of Series D Convertible Preferred Stock of P-Com, Inc., as filed with the Delaware Secretary of State on December 15, 2003

    Exhibit 4.1 Certificate of Designation, Preferences and Rights of Series C Convertible Preferred Stock of P-Com, Inc., as filed with the Delaware Secretary of State on September 24, 2003

    Exhibit 10.1      Form of Securities Purchase Agreement, dated
                      October 3, 2003, by and among P-Com, Inc. and certain signatory investors thereto

    Exhibit 10.2 Form of Registration Rights Agreement, dated October 3, 2003, by and among P-Com, Inc. and certain signatory investors thereto

    Exhibit 10.3      Form of Series C-1 Warrant

    Exhibit 10.4      Form of Series C-2 Warrant

    Exhibit 10.5 Form of Joinder Agreement, dated December 16, 2003, by and among P-Com, Inc. and certain signatory investors thereto

    Exhibit 99.1 News Release of P-Com, Inc., dated December 19, 2003, to report the completion of approximately a $2.8 million private placement of Series C Preferred Stock and the elimination of $3 million in debt.

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         P-COM, INC.

                                         By: /s/ Sam Smookler
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                                         Sam Smookler
                                         President and Chief Executive Officer

Date: December 22, 2003

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                                  EXHIBIT INDEX

Exhibit No.
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Exhibit 3.1   Certificate of Designation, Preferences and Rights of Series D
              Convertible Preferred Stock of P-Com, Inc., as filed with the Delaware Secretary of State on December 15, 2003. (1)

Exhibit 4.1 Certificate of Designation, Preferences and Rights of Series C Convertible Preferred Stock of P-Com, Inc., as filed with the Delaware Secretary of State on September 24, 2003 (2)

Exhibit 10.1 Form of Securities Purchase Agreement, dated October 3, 2003, by and among P-Com, Inc. and certain investors signatory thereto. (2)

Exhibit 10.2 Form of Registration Rights Agreement, dated October 3, 2003, by and among P-Com, Inc. and certain investors signatory thereto. (2)

Exhibit 10.3  Form of Series C-1 Warrant. (2)

Exhibit 10.4  Form of Series C-2 Warrant. (2)

Exhibit 10.5 Form of Joinder Agreement, dated December 16, 2003, by and among P-Com, Inc. and certain investors signatory thereto. (3)

Exhibit 99.1 News Release of P-Com, Inc., dated December 19, 2003, to report the completion of approximately a $2.8 million private placement of Series C Preferred Stock and the elimination of $3 million in debt.

            (1) Incorporated by reference to Exhibit 3.1J to the Registrant's Registration Statement on Form S-1 as filed with the Securities and Exchange Commission on December 19, 2003.

            (2) Incorporated by reference to the identically numbered exhibit to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 6, 2003.

            (3) Incorporated by reference to Exhibit 10.125 to the Registrant's Registration Statement on Form S-1 as filed with the Securities and Exchange Commission on December 19, 2003.